Exhibit 99.2
SCHEDULE 1
SUPPLEMENTAL COMBINED FINANCIAL INFORMATION
RECONCILIATION OF SEGMENT NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES (UNAUDITED)
COMBINED RESULTS OF GLOBAL PAYMENTS INC. CONTINUING OPERATIONS AND WORLDPAY
(In thousands)

	Three Months Ended March 31, 2025
	GAAP (1)	Net Revenue Adjustments (2)	Earnings Adjustments(3)	Non-GAAP

Revenues:
Enterprise	$703,870	$(1,166)	$—	$702,704
Platforms	571,928	(31,734)	—	540,194
SMB	1,530,361	(149,641)	—	1,380,720
Other revenues	227,048	304	—	227,352
	$3,033,207	$(182,237)	$—	$2,850,969

Operating income (loss):
Enterprise	$302,268	$—	$242,812	$545,080
Platforms	173,211	—	89,299	262,511
SMB	677,646	—	200,142	877,788
Corporate/Other	(827,519)	—	256,577	(570,942)
Gain on business disposition	3,993	—	(3,993)	—
	$329,599	$—	$784,838	$1,114,437

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(1)Represents Global Payments continuing operations and Worldpay financial information determined in accordance with GAAP applied by Global Payments.

(2)Includes adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain lines of business to reflect economic benefits to the company, elimination of revenues between Global Payments and Worldpay, and adjustments to conform Worldpay's presentation with that of Global Payments.

(3)For the three months ended March 31, 2025, earnings adjustments to operating income include depreciation and amortization of $548.8 million, which is primarily amortization of acquired intangibles, acquisition, integration, separation and transformation expenses of $186.3 million, facilities exit charges of $4.7 million, employee termination benefits of $0.2 million, charges related to the resolution of a certain legal matter of $18.3 million, and other items of $30.6 million.

Earnings adjustments to operating income also included the elimination of a $4.0 million gain on business dispositions.

See "Non-GAAP Financial Measures" discussion in Schedule 6.

Note: Amounts may not sum due to rounding.

Exhibit 99.2
SCHEDULE 2
SUPPLEMENTAL COMBINED FINANCIAL INFORMATION
RECONCILIATION OF SEGMENT NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES (UNAUDITED)
COMBINED RESULTS OF GLOBAL PAYMENTS INC. CONTINUING OPERATIONS AND WORLDPAY
(In thousands)

	Three Months Ended June 30, 2025
	GAAP (1)	Net Revenue Adjustments (2)	Earnings Adjustments(3)	Non-GAAP

Revenues:
Enterprise	$785,234	$(1,520)	$—	$783,714
Platforms	613,305	(29,242)	—	584,063
SMB	1,671,778	(157,763)	—	1,514,014
Other revenues	231,457	178	—	231,636
	$3,301,774	$(188,347)	$—	$3,113,426

Operating income (loss):
Enterprise	$375,200	$—	$239,295	$614,495
Platforms	186,323	—	95,047	281,370
SMB	773,706	—	205,749	979,454
Corporate/Other	(855,699)	—	271,751	(583,948)
Impairment of goodwill	(33,218)	—	33,218	—
Gain on business disposition	267	—	(267)	—
	$446,578	$—	$844,793	$1,291,371

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(1)Represents Global Payments continuing operations and Worldpay financial information determined in accordance with GAAP applied by Global Payments.

(2)Includes adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain lines of business to reflect economic benefits to the company, elimination of revenues between Global Payments and Worldpay, and adjustments to conform Worldpay's presentation with that of Global Payments.

(3)For the three months ended June 30, 2025, earnings adjustments to operating income include depreciation and amortization of $554.6 million, which is primarily amortization of acquired intangibles, acquisition, integration, separation and transformation expenses of $198.5 million, facilities exit charges of $5.1 million, employee termination benefits of $24.5 million, and other items of $29.1 million.

Earnings adjustments to operating income also included a $33.2 million noncash goodwill impairment charge in connection with the classification of our Issuer Solutions business as assets held for sale, and the elimination of a $0.3 million gain on business dispositions.

See "Non-GAAP Financial Measures" discussion in Schedule 6.

Note: Amounts may not sum due to rounding.

Exhibit 99.2
SCHEDULE 3
SUPPLEMENTAL COMBINED FINANCIAL INFORMATION
RECONCILIATION OF SEGMENT NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES (UNAUDITED)
COMBINED RESULTS OF GLOBAL PAYMENTS INC. CONTINUING OPERATIONS AND WORLDPAY
(In thousands)

	Three Months Ended September 30, 2025
	GAAP (1)	Net Revenue Adjustments (2)	Earnings Adjustments(3)	Non-GAAP

Revenues:
Enterprise	$774,870	$(1,475)	$—	$773,395
Platforms	604,145	(26,134)	—	578,011
SMB	1,701,022	(151,115)	—	1,549,907
Other revenues	210,245	137	—	210,381
	$3,290,282	$(178,588)	$—	$3,111,694

Operating income (loss):
Enterprise	$352,895	$—	$240,246	$593,141
Platforms	159,730	—	95,289	255,019
SMB	765,846	—	184,265	950,111
Corporate/Other	(834,008)	—	295,658	(538,350)
Gain on business disposition	343,891	—	(343,891)	—
	$788,354	$—	$471,567	$1,259,921

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(1)Represents Global Payments continuing operations and Worldpay financial information determined in accordance with GAAP applied by Global Payments.

(2)Includes adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain lines of business to reflect economic benefits to the company, elimination of revenues between Global Payments and Worldpay, and adjustments to conform Worldpay's presentation with that of Global Payments.

(3)For the three months ended September 30, 2025, earnings adjustments to operating income include depreciation and amortization of $563.3 million, which is primarily amortization of acquired intangibles, acquisition, integration, separation, and transformation expenses of $261.0 million, facilities exit charges of $4.9 million, employee termination benefits of $4.3 million, and other items of $(18.1) million.

Earnings adjustments to operating income also included the elimination of a $343.9 million gain on business dispositions.

See "Non-GAAP Financial Measures" discussion in Schedule 6.

Note: Amounts may not sum due to rounding.

Exhibit 99.2
SCHEDULE 4
SUPPLEMENTAL COMBINED FINANCIAL INFORMATION
RECONCILIATION OF SEGMENT NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES (UNAUDITED)
COMBINED RESULTS OF GLOBAL PAYMENTS INC. CONTINUING OPERATIONS AND WORLDPAY
(In thousands)

	Three Months Ended December 31, 2025
	GAAP (1)	Net Revenue Adjustments (2)	Earnings Adjustments(3)	Non-GAAP

Revenues:
Enterprise	$796,662	$(1,522)	$—	$795,140
Platforms	600,532	(24,036)	—	576,497
SMB	1,533,914	(144,324)	—	1,389,590
Other revenues	257,840	(389)	—	257,451
	$3,188,948	$(170,271)	$—	$3,018,677

Operating income (loss):
Enterprise	$397,612	$—	$241,088	$638,700
Platforms	161,292	—	92,005	253,297
SMB	603,687	—	242,007	845,694
Corporate/Other	(880,124)	—	390,828	(489,297)
Gain on business disposition	(32,174)	—	32,174	—
	$250,293	$—	$998,101	$1,248,394

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(1)Represents Global Payments continuing operations and Worldpay financial information determined in accordance with GAAP applied by Global Payments.

(2)Includes adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain lines of business to reflect economic benefits to the company, elimination of revenues between Global Payments and Worldpay, and adjustments to conform Worldpay's presentation with that of Global Payments.

(3)For the three months ended December 31, 2025, earnings adjustments to operating income include depreciation and amortization of $589.7 million, which is primarily amortization of acquired intangibles, acquisition, integration, separation and transformation expenses of $364.6 million, facilities exit charges of $4.6 million, employee termination benefits of $3.7 million, and other items of $3.3 million.

Earnings adjustments to operating income also included the elimination of a $32.2 million loss on business dispositions.

See "Non-GAAP Financial Measures" discussion in Schedule 6.

Note: Amounts may not sum due to rounding.

Exhibit 99.2
SCHEDULE 5
SUPPLEMENTAL COMBINED FINANCIAL INFORMATION
RECONCILIATION OF SEGMENT NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES (UNAUDITED)
COMBINED RESULTS OF GLOBAL PAYMENTS INC. CONTINUING OPERATIONS AND WORLDPAY
(In thousands)

	Year Ended December 31, 2025
	GAAP (1)	Net Revenue Adjustments (2)	Earnings Adjustments(3)	Non-GAAP

Revenues:
Enterprise	$3,060,636	$(5,684)	$—	$3,054,952
Platforms	2,389,910	(111,146)	—	2,278,764
SMB	6,437,074	(602,844)	—	5,834,230
Other revenues	926,589	232	—	926,821
	$12,814,209	$(719,443)	$—	$12,094,767

Operating income (loss):
Enterprise	$1,427,975	$—	$963,441	$2,391,416
Platforms	680,557	—	371,641	1,052,197
SMB	2,820,884	—	832,163	3,653,047
Corporate/Other	(3,397,350)	—	1,214,813	(2,182,537)
Impairment of goodwill	(33,218)	—	33,218	—
Gain on business disposition	315,976	—	(315,976)	—
	$1,814,824	$—	$3,099,299	$4,914,123

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(1)Represents Global Payments continuing operations and Worldpay financial information determined in accordance with GAAP applied by Global Payments.

(2)Includes adjustments to revenues for gross-up related payments (included in operating expenses) associated with certain lines of business to reflect economic benefits to the company, elimination of revenues between Global Payments and Worldpay, and adjustments to conform Worldpay's presentation with that of Global Payments.

(3)For the year ended December 31, 2025, earnings adjustments to operating income include depreciation and amortization of $2,256.4 million, which is primarily amortization of acquired intangibles, acquisition, integration, separation, and transformation expenses of $1,010.5 million, facilities exit charges of $19.3 million, employee termination benefits of $32.6 million, charges related to the resolution of a certain legal matter of $18.3 million, and other items of $45.0 million.

Earnings adjustments to operating income also included a $33.2 million noncash goodwill impairment charge in connection with the classification of our Issuer Solutions business as assets held for sale, and the elimination of a $316.0 million gain on business dispositions.

See "Non-GAAP Financial Measures" discussion in Schedule 6.

Note: Amounts may not sum due to rounding.

Exhibit 99.2
SCHEDULE 6
NON-GAAP FINANCIAL MEASURES
Global Payments supplements revenues, operating income, operating margin, net income attributable to Global Payments, and earnings per share (EPS) determined in accordance with U.S. GAAP by providing these measures with certain adjustments (such measures being non-GAAP financial measures) in this document to assist with evaluating our performance. In addition to GAAP measures, management uses these non-GAAP financial measures to focus on the factors the company believes are pertinent to the daily management of our operations. The constant currency growth measures adjust for the impact of exchange rates and are calculated using average exchange rates during the comparable period in the prior year. Management uses these non-GAAP financial measures, together with other metrics, to set goals for and measure the performance of the business and to determine incentive compensation. Adjusted net revenue, adjusted operating income, adjusted operating margin, adjusted net income attributable to Global Payments, and adjusted EPS should be considered in addition to, and not as substitutes for, revenues, operating income, and EPS determined in accordance with GAAP. The non-GAAP financial measures reflect management's judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

Adjusted net revenue excludes gross-up related payments associated with certain lines of business to reflect economic benefits to the company. On a GAAP basis, these payments are presented gross in both revenues and operating expenses. Management believes adjusted net revenue more closely reflects the economic benefits to the company's core business and allows for better comparisons with industry peers.

Adjusted operating income, adjusted operating margin, adjusted net income attributable to Global Payments and adjusted EPS exclude acquisition-related amortization expense, acquisition, integration, separation and transformation expense, gains or losses on business dispositions, and certain other items specific to each reporting period as more fully described in the accompanying reconciliations in Schedules 1-5. In addition depreciation expense of certain acquired technology assets is also excluded, as it is a noncash expense and, based on its nature, is impacted by future integration initiatives. Excluding such depreciation expense supplements GAAP information with a measure that can be used to assess the comparability of operating performance across periods, as such assets were recognized as part of acquisition accounting. The tax rate used in determining the income tax impact of earnings adjustments is either the jurisdictional statutory rate in effect at the time of the adjustment or the jurisdictional expected annual effective tax rate for the period, depending on the nature and timing of the adjustment. In addition, income taxes on adjustments include the removal of tax charges related to business dispositions.

Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenue.

This document contains supplemental non-GAAP financial information which reflects the combined results of Global Payments' continuing operations and Worldpay on a quarterly basis and for the year ended December 31, 2025. We believe this non-GAAP financial information will assist investors with evaluating the performance of our business following our acquisition of Worldpay. The supplemental information is not necessarily indicative of the actual results that might have been achieved if Worldpay had been owned by the Company during the periods presented.